UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 16, 2004
                Date of Report (Date of earliest event reported)

                              ____________________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-19084                                        94-2925073
     (Commission File)                      (IRS Employer Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

________________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws,
          Change in Fiscal Year.

On December 16, 2004, the Board of Directors of PMC-Sierra, Inc. ("PMC") approved a change in fiscal year from a 52-week period ending on the last Sunday in December to a 53-week period ending on Saturday December 31, 2005. In connection with this change, PMC's first quarter will consist of a 14-week period instead of the normal 13-week period. No transition report is required to be filed as a result of this change in fiscal year.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PMC-SIERRA, INC.
                                (Registrant)

                                /s/ Alan F. Krock
                                ----------------------------
                                Alan F. Krock
                                Vice President, Finance
                                Chief Financial Officer and
                                Principal Accounting Officer

Date:  December 16, 2004